UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

Weatherford International plc

(Exact name of registrant as specified in its charter)

____________________________________

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On September 21, 2021, Weatherford International plc (the “Company”), its wholly owned subsidiary, Weatherford International Ltd. (the “Issuer”), and certain other subsidiaries of the Company (the “Guarantors”) that are the same subsidiaries of the Company that guarantee the Issuer’s 8.75% Senior Secured Notes due 2024 entered into a purchase agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc., as the representative of initial purchasers (the “Initial Purchasers”) relating to the private offering by the Issuer (the “Offering”) of $500.0 million in aggregate principal amount of 6.5% senior secured first lien notes due 2028 (the “Secured Notes”). Pursuant to the Purchase Agreement, the Issuer agreed to issue and sell to the Initial Purchasers, and the Initial Purchases have agreed to purchase, the Secured Notes.

The Secured Notes will be senior secured obligations of the Issuer and will be guaranteed by the Guarantors on a senior secured basis. The sale of the Secured Notes is expected to close on September 30, 2021, subject to the satisfaction of customary closing conditions.

The Purchase Agreement contains customary representations, warranties and agreements by the Issuer and the Guarantors and customary conditions to closing. The Issuer and the Guarantors have agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Initial Purchasers may be required to make because of any of those liabilities.

Backstop Agreement

On September 20, 2021, the Company, the Issuer and the Guarantors entered into a backstop agreement (the “Backstop Agreement”) with funds managed by Franklin Advisers, Inc. (the “Commitment Parties”) relating to the Offering. Subject to certain terms and conditions, the Commitment Parties agreed to purchase Secured Notes that would have remained unsold following the Offering. Because the Offering was fully subscribed, the Commitment Parties will not purchase any Secured Notes under the Backstop Agreement. In connection with the Backstop Agreement, the Issuer has agreed to pay certain fees to the Commitment Parties and to reimburse them for certain expenses.

The Backstop Agreement contains customary representations, warranties and agreements by the Company, the Issuer and the Guarantors and customary conditions to closing. The Company, the Issuer and the Guarantors have agreed to indemnify the Commitment Parties against certain liabilities or to contribute to payments the Commitment Parties may be required to make because of any of those liabilities.

Affiliates of the Commitment Parties are significant stockholders and debtholders of the Company and its subsidiaries.

Item 8.01	Other Events.

Notes Offering

On September 21, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The Secured Notes will be offered and sold to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act.

The Secured Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to purchase the Secured Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning, among other things, the Company’s strategy and financing plans and goals. These forward-looking statements are generally identified by the words “intends”, “believe,” “project,” “expect,” “anticipate,” “estimate,” “outlook,” “budget,” “intend,” “strategy,” “plan,” “guidance,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are based upon the current beliefs of Weatherford’s management and are subject to significant risks, assumptions, and uncertainties. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements. Readers are cautioned that forward-looking statements are only predictions and may differ materially from actual future events or results, including the price and price volatility of oil and natural gas; the extent or duration of business interruptions, demand for oil and gas and fluctuations in commodity prices associated with COVID-19 pandemic; general global economic repercussions related to COVID-19 pandemic; the macroeconomic outlook for the oil and gas industry; and operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the COVID-19 virus and COVID-19 variants, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; financial market conditions and availability of capital; our ability to generate cash flow from operations to fund our operations; and the realization of additional cost savings and operational efficiencies. Forward-looking statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and those set forth from time-to-time in the Company’s other filings with the Securities and Exchange Commission. The Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by Weatherford International plc on September 21, 2021, relating to pricing of the offering.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2021

Weatherford International plc

By:	/s/ Scott C. Weatherholt
	Name:	Scott C. Weatherholt
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer